UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): August 14, 2003
                                                  ---------------




                        BNP Residential Properties, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



Maryland                              1-9496                   56-1574675
--------                              ------                   ----------
(State of incorporation)     (Commission File Number)         (IRS Employer
                                                           Identification No.)



             301 S. College Street, Suite 3850, Charlotte, NC 28202
             ------------------------------------------------------
               (Address or principal executive offices, Zip Code)


Registrant's telephone number  704/944-0100















                                                     Total number of pages:  6

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

99.1 Shareholder report, mailed August 14, 2003, announcing the results of operations and financial condition of BNP Residential Properties, Inc. for the three and six months ended June 30, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition

       On August 14, 2003, BNP Residential Properties, Inc. issued a shareholder report announcing the results of operations and financial condition of the company as of and for the quarter and six months ended June 30, 2003. A copy of this report is included as Exhibit 99.1 to this report.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BNP Residential Properties, Inc.
                                   (Registrant)



August 14, 2003                    by:   /s/ Pamela B. Bruno
                                      ---------------------------------------
                                   Pamela B. Bruno
                                   Vice President, Controller and
                                   Chief Accounting Officer